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                                                                   Exhibit 23.8



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
              ---------------------------------------------------

We consent to the incorporation by reference in the Registration Statement on Form S-8, pertaining to the Global Imaging Systems, Inc. 1998 Stock Option and Incentive Plan, of our report on the financial statements of Carr Business Machines of Great Neck Inc. dated November 13, 1998.


MARGOLIN, WINER & EVENS LLP


/s/ Margolin, Winer & Evens LLP


Garden City, New York